UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2001
                                                           -----------

                                   IOMED, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)


                 Utah                                  001-14059
                 ----                                  ---------
    (State or other jurisdiction of            (Commission File Number)
            incorporation)

                                   87-0441272
                                   -----------
                        (IRS Employer Identification No.)


            2441 South 3850 West, Suite A, Salt Lake City, Utah 84120
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 975-1191
                                 --------------
               Registrant's telephone number, including area code



                3385 West 1820 South, Salt Lake City, Utah 84104
                -------------------------------------------------
         (Former name or former address, if changed since last report.)






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Item 5.  Other Matters.

         On May 1, 2001, the attached press release was issued by the registrant, announcing that based on preliminary analysis, the confirmatory phase III clinical study for its G-II product, formerly called ProDex(TM), did not meet the primary endpoints in the treatment of epicondylitis.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.
                  --------

                  Exhibit 99.1 Press release issued by the registrant on May 1, 2001.

         (b)      Financial Statements.
                  --------------------

                  Not applicable.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IOMED, Inc.


May 1, 2001                        By: /s/  Robert J. Lollini
                                       -----------------------------------------
                                            Robert J. Lollini,
                                            Executive Vice President, Finance,
                                            Chief Financial Officer


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